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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   May 7, 2003
                        ---------------------------------
                        (Date of earliest event reported)





                               PLIANT CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)

          Utah                            333-40067               87-0496065
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(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
incorporation or organization)                               Identification No.)




                         1475 Woodfield Road, Suite 700
                              Schaumburg, IL 60173
                                 (847) 969-3300
         -------------------------------------------------------------
         (Address of principal executive offices and telephone number, including area code)

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ITEMS 9 AND 12.   REGULATION FD DISCLOSURE AND
                  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 7, 2003, we filed our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003. As previously announced, we will hold a conference call to discuss our operating results for the quarterly period ended March 31, 2003 and to answer questions about the business. The call will take place at 10:00 a.m. Eastern Daylight Savings Time on Thursday, May 8, 2003. Our press release containing information on how to access the conference call is filed herewith as Exhibit 99.1.

     In addition to the financial results reported in our Form 10-Q, our management will discuss certain quarterly financial information relating to the First Quarter 2003, including certain quarterly EBITDA amounts, as well as projected EBITDA and projected cash interest expense for future periods in 2003. The information required by Regulation G under the Securities Exchange Act of 1934 with respect to these amounts is filed herewith as Exhibit 99.2.

     The estimated amounts for future periods in 2003 contained in Exhibit 99.2 to this report constitute "forward-looking statements" within the meaning of the federal securities laws. There can be no assurance that these estimates will be achieved. There are a number of risks and uncertainties that could cause our actual results to differ materially from our estimates. These risks include, but are not limited to: general economic and business conditions, particularly a continuing economic downturn; industry trends; increases in our leverage; interest rate increases; changes in our ownership structure; raw material costs, availability and terms, particularly resin; competition; the loss of any of our significant customers; changes in the demand for our products; new technologies; the availability and associated cost of insurance coverage; changes in distribution channels or competitive conditions in the markets or countries in which we operate; costs of integrating any recent or future acquisitions; loss of our intellectual property rights; foreign currency fluctuations and devaluations and political instability in our foreign markets; changes in our business strategy or development plans; availability, terms and deployment of capital; availability of qualified personnel; and increases in the cost of compliance with laws and regulations, including environmental laws and regulations. These risks and certain other uncertainties are discussed in more detail in our Annual Report on Form 10-K for the year ended December 31, 2002 and in our Registration Statement on Form S-4 (file no. 333-86532), as amended, filed with the Securities and Exchange Commission.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            PLIANT CORPORATION



                            /s/ Brian E. Johnson
                            ----------------------------------------------------
                            Brian E. Johnson
                            Executive Vice President and Chief Financial Officer

Date:  May 7, 2003

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                                INDEX TO EXHIBITS

           Exhibits
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           99.1            Press Release dated May 5, 2003.

           99.2            Pliant Corporation Adjusted EBITDA Reconciliation.